UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  ------------

                       January 29, 2004 (January 28, 2004)
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                Date of Report (Date of earliest event reported)

                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware               33-59650              13-3662953
     -------------------- ------------------------ -------------------------
      (State or Other      (Commission File No.)      (I.R.S. Employer
        Jurisdiction of                               Identification No.)
        Incorporation)

           237 Park Avenue
           New York, New York                       10017
     ----------------------------------- ---------------------------------
      (Address of Principal                       (Zip Code)
         Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events and Regulation FD Disclosure

$125 Million Senior Unsecured Multiple-Draw Term Loan Agreement
---------------------------------------------------------------

         On January 29, 2004, Revlon, Inc. ("Revlon") announced that Revlon Consumer Products Corporation, its wholly-owned subsidiary ("Products Corporation"), and MacAndrews & Forbes Holdings Inc. ("MacAndrews & Forbes"), a corporation wholly owned by Ronald O. Perelman, entered into a $125 million senior unsecured multiple-draw term loan agreement, a copy of which is attached as Exhibit 10.22 to this report. A copy of the press release is attached as
Exhibit 99.1 to this report.

Amendment to Existing Credit Agreement
--------------------------------------

          On January 28, 2004, Products Corporation also entered into an amendment of its existing credit agreement. The amendments included, among other things, the waiver of compliance with the minimum cumulative EBITDA and maximum leverage ratio covenants for the four fiscal quarters ended December 31, 2003, elimination of such covenants for the four fiscal quarters ending March 31, 2004, June 30, 2004 and September 30, 2004 and a waiver of compliance with such covenants for the four fiscal quarters ending December 31, 2004 expiring on January 31, 2005; an increase of 0.25% in applicable margins; the continuation of the $20 million minimum liquidity covenant; and certain other amendments to permit Revlon to guarantee certain classes of Products Corporation's public indebtedness, if necessary, in order to permit Revlon to commence a possible exchange of such indebtedness for common stock or other equity securities of Revlon. A copy of the Third Amendment and Second Waiver Agreement is attached as Exhibit 4.28 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

        Exhibit No.                 Description
        -----------                 -----------

        Exhibit 10.22 Senior Unsecured Multiple-Draw Term Loan Agreement, dated as of January 28, 2004, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation.

        Exhibit 4.28 Third Amendment and Second Waiver Agreement, dated as of January 28, 2004, among Revlon Consumer Products Corporation, its subsidiaries parties thereto, the lenders parties thereto, Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent.

        Exhibit 99.1 Press Release dated January 29, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on January 29, 2004).


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REVLON CONSUMER PRODUCTS CORPORATION


                                         By:   /s/  Robert K. Kretzman
                                               -----------------------------
                                         Robert K. Kretzman
                                         Executive Vice President, General
                                         Counsel and Chief Legal Officer

Date: January 29, 2004

                                  EXHIBIT INDEX


        Exhibit No.                 Description
        -----------                 -----------

        Exhibit 10.22 Senior Unsecured Multiple-Draw Term Loan Agreement, dated as of January 28, 2004, between MacAndrews & Forbes Holdings Inc. and Revlon Consumer Products Corporation.

        Exhibit 4.28 Third Amendment and Second Waiver Agreement, dated as of January 28, 2004, among Revlon Consumer Products Corporation, its subsidiaries parties thereto, the lenders parties thereto, Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent.

        Exhibit 99.1 Press Release dated January 29, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on January 29, 2004).